PROMISSORY NOTE

1.

Names:

Borrower:

Ken Olsen

ARRAKIS MINING RESEARCH INC.

12800 Preston Rd., Suite 200

 Dallas, TX 75230-1303

Lender:

New Opportunity Business Solutions, Inc

531 Airport North Office Park

Fort Wayne, Indiana 46825

Brian Kistler, CEO

2.

Promise to Pay.

For value received, Borrower promises to pay Lender $199,800.00 (One hundred and ninety-nine thousand eight hundred dollars)

3.

Principal Payment.

In conjunction with the consulting agreement dated June 19, 2013 the principal amount plus 10% APR is hereby declared due and payable upon request.

(i) Borrower can, at any point, pay the Lender the Principal and interest amount in cash.

4.

Collection Costs.

If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyers' fees in an amount the court finds to be reasonable.

5.

Notices.

All notices must be in writing. A notice may be delivered to Borrower or Lender at the address specified in section 1, above, or to a new address Borrower or Lender has designated in writing. A notice may be delivered:

(1) in person

(2) by certified mail, or

(3) by overnight courier.

6.  Security.

PROMISSORY NOTE

Borrower agrees that until the principal and interest owed under this Promissory

Note are paid in full, or otherwise discharged by the Lender,  this note will be secured by general security interest over all of the assets of the company.

7.  Allowable Off-Sets

If the Lender fails to deliver any of the services outlined in Section 3 of the

Consulting Agreement dated June 19, 2013; for which the Borrower is subsequently require to, at its own expense from another, these expenses/costs shall be deducted from the balance due under this Promissory Note.

8. Governing Law.

This promissory note will be governed by and construed in accordance with the laws of

the state of Florida.

9.  Severability.

If any court determines that any provision of this promissory note is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this agreement invalid or unenforceable and such provision shall be modified, amended, or limited only to the extent necessary to

render it valid and enforceable.

Dated:  this 19th  day of June, 2013

Lender: New Opportunity Business Solutions, Inc

/s/ Brian Kistler__________________________

By: Brian Kistler, CEO

Borrower: ARRAKIS MINING RESEARCH INC.

/s/

Ken Olsen________________________

By: Ken Olsen< CEO